PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this "Agreement") is entered into as of December 31, 2013 by and among those individuals and entities identified on Schedule A attached hereto (each, "Seller" and collectively, "Sellers"), Salamander Technologies, Inc., a Michigan corporation, with an address at 122 W. State St, Traverse City, MI 49684 (the "Corporation") and TruSec ID, Inc., a Minnesota corporation, with an address at 600 E Union St, Morganton, NC 28655 ("TruSec"). Each Seller, the Corporation and TruSec are referred to in this Agreement each as a "Party" and collectively as the "Parties."

Background

Sellers are the registered and beneficial owners of 100% of the issued and outstanding shares of Series A through Series D Preferred Stock of the Corporation. In relation to a Subscription Agreement of even date among the Corporation, TruSec and certain shareholders of the Corporation ("Subscription Agreement"), TruSec wishes to purchase, and Sellers wish to sell, all of the shares of the capital stock of the Corporation owned by Sellers, and in consideration of the Subscription Agreement the Corporation wishes to provide a royalty to Sellers, pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth below, the Parties agree as follows:

Terms and Conditions

1. **Purchase.**

A. Purchase of Stock. Each Seller shall sell and TruSec shall purchase those shares of the Corporation's Series A through Series D Preferred Stock owned by such Seller, as identified on Schedule A attached hereto (the "Stock"), in accordance with the terms and conditions of this Agreement.

B. Price and Payment. The purchase price to each Seller for such Seller's Stock shall be $1 per share (the "Purchase Price"). In consideration of the Subscription Agreement, which is conditioned on the execution of this Agreement, the Corporation will provide to Sellers the royalty described in Section 1(C) below. The Purchase Price shall be paid to each Seller at Closing in immediately available funds.

C. Royalty.

i. *Definition*. For purposes of this Agreement, "Gross Revenue" means the gross revenue of the Corporation less any refunds, rebates, discounts, allowances and returns, as determined by the Corporation's outside accounting firm in accordance with generally accepted accounting principles.

ii. *Royalty*. The Corporation shall pay to the Sellers or the Sellers respective

successors and permitted assigns a royalty on all Gross Revenue as follows (the "Royalty"), subject to this Section 1(C), until the Sellers, in the aggregate, have been paid Three Million Five Hundred Thousand Dollars ($3,500,000) (the "Royalty Cap") pursuant to this Section 1(C), in accordance with each Seller's Investment Ratio (as identified on Schedule A attached hereto): (1) for Gross Revenue from 2014 through 2017, five percent (5%) of such Gross Revenue; (2) for Gross Revenue for 2018 and 2019, three percent (3%) of such Gross Revenue; and (3) for Gross Revenue for 2020 and any year thereafter until the Royalty Cap is paid, two percent (2%) of such Gross Revenue. Notwithstanding anything to the contrary in this Agreement, once the Royalty Cap is paid pursuant to this Section 1(C), no Seller nor such Seller's successors or permitted assigns shall be entitled to any royalty or other payment pursuant to this Agreement.

iii. *Royalty Payments*. Royalty payments shall be paid quarterly on or before two (2) months after the end of each calendar quarter, beginning on or before May 31, 2016. The Royalty payments for 2014 and 2015 shall accrue and be paid, without interest, in twenty (20) equal quarterly installments, on or before two (2) months after the end of each calendar quarter, beginning on May 31, 2016 and ending on February 28, 2021. Each Royalty payment shall be accompanied by a statement setting forth the calculation of the payment.

iv. *Right to Review*. The Sellers, as a whole, shall have the right once per calendar year before the Royalty Cap has been satisfied and for six (6) months thereafter to review, at the Sellers' expense, the revenue and Royalty data of the Corporation. The Corporation agrees to pay the Sellers any Royalty amounts identified by such review as not paid or under-paid.

v. *Disputes*. The Sellers, as a whole, shall have the right at any time to object to any determination of Royalty payments made pursuant to this Section 1(C), by specifying in writing to the Corporation the nature of their objection, and, unless such an objection is resolved by agreement of the Parties, the Parties shall each have the right to submit the dispute to the accounting firm of BDO USA, LLP, Grand Rapids, MI office, for a decision. BDO USA, LLP shall cause an audit partner to decide the dispute in accordance with generally accepted accounting principles, consistently applied. The determination so made shall be conclusive and binding on the Parties and all persons and entities claiming under or through any of them, and any adjustment in the disputed Royalty payment resulting from such determination shall be made. The cost of such accounting firm shall be borne (i) by the Sellers, jointly and severally, if it results in an outcome favorable to the Corporation, or (ii) by the Corporation if it results in an outcome favorable to Sellers, as shall be determined by the audit partner. A judgment upon the audit partner's decision may be entered in any court having jurisdiction thereof. Upon the final determination of the audit partner, any amount due from any Party shall be paid in full on or before the thirtieth (30th) day thereafter.

vi. *No Deduction*. The Royalty shall not be subject to any offset, penalty, claw-back or other deduction of any kind by the Corporation.

vii. *No Assurance; Relationship*. There is no assurance that the Sellers will receive any Royalty. Each Seller hereby acknowledges that there is no fiduciary duty of the Corporation or its shareholders, officers or directors to any Seller with respect to any Royalty amounts under this Agreement. THE SELLERS UNDERSTAND THAT THE CORPORATION IS IN SEVERE DISTRESS AND THAT ANY FUNDING PROVIDED BY INVESTORS AT CLOSING OR IN THE FUTURE WILL NOT ENSURE OR GUARANTY THAT THE CORPORATION WILL BE SUCCESSFUL OR SURVIVE. THERE ARE NO GUARANTIES BY ANY ENTITY OR INDIVIDUAL THAT ANY ROYALTIES WILL BE PAID EXCEPT IF THE CORPORATION GENERATES GROSS REVENUE. FURTHER, EACH SELLER AGREES THAT SHOULD SUCH SELLER CONTEST THE CORPORATION, ITS OFFICERS, DIRECTORS, EMPLOYEES OR OTHERS CONNECTED WITH THIS TRANSACTION FOR ANY REASON OTHER THAN COLLECTING SUCH SELLER'S ROYALTIES UNDER THE TERMS OF THIS AGREEMENT, THE CORPORATION SHALL HAVE NO FURTHER OBLIGATIONS TO SUCH SELLER AND SHALL HAVE THE RIGHT TO REIMBURSEMENT FOR ANY ROYALTIES PREVIOUSLY PAID TO SUCH SELLER, THEIR SUCCESSORS AND ASSIGNS.

viii. *Merger of Corporation or Transfer of Assets*. In the event the Corporation enters into an agreement at any time, or from time to time, in any single transaction or a series of related transactions, to merge or sell, exchange or otherwise transfer all or substantially all of its assets such that it may materially affect the Royalty in Section 1(C) above, the Corporation will provide written notice to all of the members of the Corporation's Board of Directors and the Sellers of its intention to merge, sell, exchange or otherwise transfer all or substantially all of its assets. The Corporation shall ensure that any such agreement must provide that either (i) the remaining portion of the Royalty (up to the Royalty Cap amount) must be paid in full at the closing of such agreement, or (ii) the Corporation and the other parties to such agreement must assume the Corporation's obligations regarding the Royalty under the same terms and conditions set forth in this Agreement and shall use the combined Gross Revenue (as defined in this Agreement) of the parties to such agreement to calculate the Royalty.

D. Closing. The Closing (the "Closing") shall be held within a reasonable time after this Agreement is executed by the Parties. At the Closing, (i) TruSec shall deliver to each Seller the Purchase Price in immediately available funds, (ii) each Seller shall deliver to TruSec the original stock certificate evidencing such Seller's Stock, duly endorsed for transfer to TruSec, and an executed Assignment of Stock in the form attached hereto as Exhibit A, and (iii) each Seller shall deliver to TruSec good title to such Seller's Stock, free of all liens and encumbrances.

2. **Representations and Warranties of each Seller.** Each Seller, severally and not jointly, represents and warrants to TruSec and the Corporation as follows:

A. Authorization. Such Seller has full power, right, authority and capacity to enter into and perform this Agreement and consummate the transactions contemplated hereby. This

Agreement has been duly executed and delivered by such Seller. This Agreement is the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and bankruptcy, insolvency, fraudulent transfer, and conveyance, and similar affecting creditors' rights and remedies generally.

B. No Conflict. Neither the execution, delivery or performance of this Agreement nor the sale and purchase of such Seller's Stock contemplated hereby conflicts with, results in a breach of, violates, or constitutes a default under, any applicable law, or any order, writ, injunction or decree of any court, governmental agency or arbitrator, or any instrument which is applicable to such Seller or any property of such Seller. No consent or approval of, filing with, or notice to any court, governmental agency or other person is required in connection with the execution, delivery or performance of this Agreement by such Seller.

C. Title to the Stock. Such Seller's Stock represents all of the preferred equity of the Corporation owned by such Seller; such Seller has good and marketable title to such Seller's Stock, free and clear of all liens, pledges, encumbrances, security interests, restrictions or other interests; and no option, right of first refusal or other right of any kind to purchase any of such Seller's Stock exists in favor of any other person.

D. Investigation. Such Seller has made such investigation as such Seller has deemed appropriate in connection with the decision to enter into this Agreement and the related documents. Such Seller is relying on the results of such investigation and the advice of such Seller's personal advisors and has not relied upon or been influenced by any statement or representation made by TruSec or the Corporation or any director, officer, shareholder, employee, agent or affiliate thereof, other than the covenants, representations and warranties of TruSec and the Corporation under this Agreement.

E. Voluntary Execution. Such Seller has consulted with legal counsel in entering into this Agreement; has read this Agreement in its entirety; has voluntarily executed this Agreement without any duress or undue influence and with the full intent of releasing all claims; has received no promise, inducement or agreement not herein expressed with respect to this Agreement or the terms of this Agreement; and is the only person who is or may be entitled to receive or share in any damages or compensation on account of or arising out of such Seller's ownership of such Seller's Stock and relationship with the Corporation, the termination of that relationship, any actions taken in the course of that relationship, and any events related to such relationship or occurring prior to the execution of this Agreement.

F. Shareholder Rights. Such Seller acknowledges that from and after the date of this Agreement, such Seller will no longer be a preferred shareholder of the Corporation or entitled to any of the rights of a preferred shareholder.

3. **Representations and Warranties of TruSec.** TruSec represents and warrants to each Seller and the Corporation as follows:

A. Existence. TruSec is a corporation duly organized and validly existing under the

laws of the State of Minnesota.

B. Authorization. TruSec has full power, right, authority and capacity to enter into and perform this Agreement and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by TruSec. This Agreement is the legal, valid and binding obligation of TruSec enforceable against TruSec in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and bankruptcy, insolvency, fraudulent transfer, and conveyance, and similar affecting creditors' rights and remedies generally.

C. No Conflict. Neither the execution, delivery or performance of this Agreement nor the sale and purchase of the Stock contemplated hereby conflicts with, results in a breach of, violates, or constitutes a default under, any applicable law, or any order, writ, injunction or decree of any court, governmental agency or arbitrator, or any instrument which is applicable to TruSec or any property of TruSec. No consent or approval of, filing with, or notice to any court, governmental agency or other person is required in connection with the execution, delivery or performance of this Agreement by TruSec.

4. **Representations and Warranties of the Corporation.** The Corporation represents and warrants to each Seller and TruSec as follows:

A. Existence. The Corporation is a corporation duly organized and validly existing under the laws of the State of Michigan.

B. Authorization. The Corporation has full power, right, authority and capacity to enter into and perform this Agreement and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Corporation. This Agreement is the legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and bankruptcy, insolvency, fraudulent transfer, and conveyance, and similar affecting creditors' rights and remedies generally.

C. No Conflict. Neither the execution, delivery or performance of this Agreement nor the sale and purchase of the Stock contemplated hereby conflicts with, results in a breach of, violates, or constitutes a default under, any applicable law, or any order, writ, injunction or decree of any court, governmental agency or arbitrator, or any instrument which is applicable to the Corporation or any property of the Corporation. No consent or approval of, filing with, or notice to any court, governmental agency or other person is required in connection with the execution, delivery or performance of this Agreement by the Corporation.

5. **Confidentiality.** Each Party agrees to maintain in confidence the contents and terms of this Agreement and the consideration for this Agreement (collectively, the "Confidential Information"). The Parties agree to take every reasonable precaution to prevent disclosure of any Confidential Information to third parties, and each agrees that there will be no publicity, directly or indirectly, concerning any Confidential Information. The Parties agree to take every precaution to disclose Confidential Information only to those employees, officers, directors,

attorneys, accountants, governmental entities and family members who have a reasonable need to know of such Confidential Information.

6. **Waiver**. Each Seller hereby waives any and all terms of, rights of such Seller under, and compliance with the Articles of Incorporation and Bylaws of the Corporation and any other agreement (including without limitation any Investor Rights Agreement, Shareholder Agreement or Stock Transfer Restriction Agreement) or law that would otherwise prohibit, limit or impose conditions upon the transfer or sale of the Shares pursuant to this Agreement, to the extent that any such agreements or laws prohibit, limit or impose conditions upon the transfer or sale of the Shares pursuant to this Agreement. Such waiver includes, without limitation, any notice or consent requirements under any such agreements or laws.

7. **Effective Time**. This Agreement shall become effective upon the Closing (as defined in the Subscription Agreement) (the "Effective Time"). If the Subscription Agreement fails to Close for whatever reason, this Agreement shall be null and void.

8. **Miscellaneous.**

A. Benefit and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns, guardians, legal representatives, trustees or heirs. No Party may assign any rights or duties under this Agreement without the prior signed written consent of the other Parties.

B. Severability. Should any provision of this Agreement be declared or be determined by any arbitrator or court of competent jurisdiction to be illegal or invalid, the invalidity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

C. Entire Agreement and Amendment. This Agreement, including the schedules and exhibits hereto, contains the entire agreement between the Parties with respect to the matters described herein and is a complete and exclusive statement of the terms thereof and supersedes all previous agreements. This Agreement may not be altered or modified except by a writing signed by the Corporation, TruSec and Sellers representing a majority of the Investment Ratios (as identified on Schedule A attached hereto).

D. Waiver. The failure of any Party at any time to require performance by another Party of any provision of this Agreement shall not be deemed a continuing waiver of that provision or a waiver of any other provision of this Agreement and shall in no way affect the full right to require such performance from the other Party at any time thereafter.

E. Choice of Law and Forum. This Agreement shall be governed by and construed according to the laws of the State of Michigan, without regard to any conflict of law principles. Any and all actions concerning any dispute arising hereunder shall be filed and maintained only in a state or federal court sitting in the State of Michigan, and the Parties specifically consent and submit to the jurisdiction of such state or federal court. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL

PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

F. Further Assistance. Each Party shall, at the request of another Party, furnish, execute and deliver such other documents as the other Party may reasonably request and shall take such other actions as the other Party shall reasonably request, provided only that the furnishing of such documents and taking of such action shall be necessary and convenient to consummate or confirm the transactions contemplated herein.

G. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (i) when personally delivered to the Party to be given such notice or other communication, (ii) on the business day that such notice or other communication is sent by facsimile or similar electronic device, fully prepaid, which facsimile or similar electronic communication shall promptly be confirmed by written notice, (iii) on the third business day following the date of deposit in the United States mail if such notice or other communication is sent by certified or registered air mail with return receipt requested and postage thereon fully prepaid, or (iv) on the business day following the day such notice or other communication is sent by reputable overnight courier, to the address set forth above with regard to the Corporation and TruSec, and with regard to the Sellers, the last known address for each Seller on the books of the Corporation.

H. Acknowledgment and Waiver. Each Party acknowledges that this Agreement has been prepared by legal counsel to the Corporation and that such Party has been advised to obtain separate legal counsel to represent the legal interests of such Party. Each Party waives any claims such Party may have against the Corporation's counsel regarding any conflict of interest with regard to this matter.

I. Facsimile and Counterparts. The Parties agree that signatures sent and received via facsimile or e-mail shall be valid and binding upon the Party signing this Agreement in such manner. The Parties further agree that this Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. Each copy executed in compliance with this Section shall be deemed an executed original for all purposes.

The Parties have made this Agreement effective as of the Effective Time.

Sellers:

RAndersen Roger A. Andersen, Trustee of Roger A. Andersen Living Trust dated January 3, 2006	Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust
David M. Cassard	Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

F. Further Assistance. Each Party shall, at the request of another Party, furnish, execute and deliver such other documents as the other Party may reasonably request and shall take such other actions as the other Party shall reasonably request, provided only that the furnishing of such documents and taking of such action shall be necessary and convenient to consummate or confirm the transactions contemplated herein.

G. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (i) when personally delivered to the Party to be given such notice or other communication, (ii) on the business day that such notice or other communication is sent by facsimile or similar electronic device, fully prepaid, which facsimile or similar electronic communication shall promptly be confirmed by written notice, (iii) on the third business day following the date of deposit in the United States mail if such notice or other communication is sent by certified or registered air mail with return receipt requested and postage thereon fully prepaid, or (iv) on the business day following the day such notice or other communication is sent by reputable overnight courier, to the address set forth above with regard to the Corporation and TruSec, and with regard to the Sellers, the last known address for each Seller on the books of the Corporation.

H. Acknowledgment and Waiver. Each Party acknowledges that this Agreement has been prepared by legal counsel to the Corporation and that such Party has been advised to obtain separate legal counsel to represent the legal interests of such Party. Each Party waives any claims such Party may have against the Corporation's counsel regarding any conflict of interest with regard to this matter.

I. Facsimile and Counterparts. The Parties agree that signatures sent and received via facsimile or e-mail shall be valid and binding upon the Party signing this Agreement in such manner. The Parties further agree that this Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. Each copy executed in compliance with this Section shall be deemed an executed original for all purposes.

The Parties have made this Agreement effective as of the Effective Time.

Sellers:

____________________	Bret G. Bell (signature)
Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006	Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust
____________________	____________________
David M. Cassard	Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

F. Further Assistance. Each Party shall, at the request of another Party, furnish, execute and deliver such other documents as the other Party may reasonably request and shall take such other actions as the other Party shall reasonably request, provided only that the furnishing of such documents and taking of such action shall be necessary and convenient to consummate or confirm the transactions contemplated herein.

G. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (i) when personally delivered to the Party to be given such notice or other communication, (ii) on the business day that such notice or other communication is sent by facsimile or similar electronic device, fully prepaid, which facsimile or similar electronic communication shall promptly be confirmed by written notice, (iii) on the third business day following the date of deposit in the United States mail if such notice or other communication is sent by certified or registered air mail with return receipt requested and postage thereon fully prepaid, or (iv) on the business day following the day such notice or other communication is sent by reputable overnight courier, to the address set forth above with regard to the Corporation and TruSec, and with regard to the Sellers, the last known address for each Seller on the books of the Corporation.

H. Acknowledgment and Waiver. Each Party acknowledges that this Agreement has been prepared by legal counsel to the Corporation and that such Party has been advised to obtain separate legal counsel to represent the legal interests of such Party. Each Party waives any claims such Party may have against the Corporation's counsel regarding any conflict of interest with regard to this matter.

I. Facsimile and Counterparts. The Parties agree that signatures sent and received via facsimile or e-mail shall be valid and binding upon the Party signing this Agreement in such manner. The Parties further agree that this Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. Each copy executed in compliance with this Section shall be deemed an executed original for all purposes.

The Parties have made this Agreement effective as of the Effective Time.

Sellers:

____________________ Roger A. Anderson, Trustee of Roger A. Anderson Living Trust dated January 3, 2006	____________________ Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust
[signature] David M. Cassard	____________________ Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

F. Further Assistance. Each Party shall, at the request of another Party, furnish, execute and deliver such other documents as the other Party may reasonably request and shall take such other actions as the other Party shall reasonably request, provided only that the furnishing of such documents and taking of such action shall be necessary and convenient to consummate or confirm the transactions contemplated herein.

G. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (i) when personally delivered to the Party to be given such notice or other communication, (ii) on the business day that such notice or other communication is sent by facsimile or similar electronic device, fully prepaid, which facsimile or similar electronic communication shall promptly be confirmed by written notice, (iii) on the third business day following the date of deposit in the United States mail if such notice or other communication is sent by certified or registered air mail with return receipt requested and postage thereon fully prepaid, or (iv) on the business day following the day such notice or other communication is sent by reputable overnight courier, to the address set forth above with regard to the Corporation and TruSec, and with regard to the Sellers, the last known address for each Seller on the books of the Corporation.

H. Acknowledgment and Waiver. Each Party acknowledges that this Agreement has been prepared by legal counsel to the Corporation and that such Party has been advised to obtain separate legal counsel to represent the legal interests of such Party. Each Party waives any claims such Party may have against the Corporation's counsel regarding any conflict of interest with regard to this matter.

I. Facsimile and Counterparts. The Parties agree that signatures sent and received via facsimile or e-mail shall be valid and binding upon the Party signing this Agreement in such manner. The Parties further agree that this Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. Each copy executed in compliance with this Section shall be deemed an executed original for all purposes.

The Parties have made this Agreement effective as of the Effective Time.

Sellers:

____________________ Roger A. Anderson, Trustee of Roger A. Andersen Living Trust dated January 3, 2006	____________________ Bret G. Bell, as Trustee of the Bret G. Bell Revocable Trust
____________________ David M. Cassard	____________________ Thomas H. Claus, as Managing Trustee of the Peter C. Cook Trust u/a/d 2/14/03

Galloway and Associates, General Partnership

By: James Galloway
James Galloway
Its: Partner

Hooker Family L.L.C.

By:______________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:______________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Stephen E. Magers Credit Trust

By:______________________

David S. Hooker
Trustee David S. Hooker Trust

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By: David S. Hooker
David S. Hooker
Its: Manager

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Will. P. Kleven
William P. Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

Meredeth M. Lake

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

John E. Walton, as Tenants by the Entireties

Michael J. Whalen

Angela M. Puetz

Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

Mary Jane Kleven
Mary J. Kleven

James L. Jurries, as Trustee of the James L. Jurries Trust

Robert C. Magers

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

Susan Walton, as Tenants by the Entireties

John C. Puetz

Thomas Storr, Revocable Living Trust

Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

Galloway and Associates, General Partnership

By:_______________________
James Galloway
Its: Partner

____
Bill Kleven

Michael J. Jandernoa (signature)
____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86
Trustee

____
Meredeth M. Lake

GLT Holdings, LLC

By:_______________________
Edward Marsilje
Its:

____
John E. Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
Angela M. Puetz

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Hooker Family L.L.C.

By:_______________________
David S. Hooker
Its:

____
Mary Kleven

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Robert C. Magers

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
Susan Walton, as Tenants by the Entireties

____
John C. Puetz

____
Thomas Storr, Revocable Living Trust

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:_______________________

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Stephen E. Magers Credit Trust

By:________________________

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Galloway and Associates, General Partnership

By:__________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:__________________________
David S. Hooker
Its:

Bill Kleven

Mary Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

James L. Jurries, as Trustee of the James L. Jurries Trust

Meredeth M. Lake

Robert C. Magers

GLT Holdings, LLC

By:__________________________
Edward Marsilje
Its:

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

John E. Walton, as Tenants by the Entireties

Susan Walton, as Tenants by the Entireties

Michael J. Whalen

John C. Puetz

Angela M. Puetz

Thomas Storr, Revocable Living Trust

Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

Russell L. Miller

Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Stephen E. Magers Credit Trust

By:__________________________

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By: *Jennifer C Billings*
Jennifer C Billings
Its: Member

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

____
Bill Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
Meredeth M. Lake

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
John E. Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
Angela M. Puetz

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

____
Mary Kleven

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Robert C. Magers

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
Susan Walton, as Tenants by the Entireties

____
John C. Puetz

____
Thomas Storr, Revocable Living Trust

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Stephen E. Magers Credit Trust

By:________________________

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

Bill Kleven

Mary Kleven

Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

James L. Jurries, as Trustee of the James L. Jurries Trust

Meredeth M. Lake

Robert C. Magers

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

John E. Walton, as Tenants by the Entireties

Susan Walton, as Tenants by the Entireties

Michael J. Whalen

John C. Puetz

Angela M. Puetz

Thomas Storr, Revocable Living Trust

Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

Russell L. Miller

Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Stephen E. Magers Credit Trust

By:________________________

Galloway and Associates, General Partnership

By:____________________
James Galloway
Its: Partner

____
Bill Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
Meredeth M. Lake

GLT Holdings, LLC

By:____________________
Edward Marsilje
Its:

____
John E. Walton, as Tenants by the Entireties

____
Michael J. Whalen

Angela M. Puetz (signature)
Angela M. Puetz

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Hooker Family L.L.C.

By:____________________
David S. Hooker
Its:

____
Mary Kleven

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Robert C. Magers

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
Susan Walton, as Tenants by the Entireties

John C. Puetz (signature)
John C. Puetz

____
Thomas Storr, Revocable Living Trust

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:____________________

Galloway and Associates, General Partnership

By:____________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By:____________________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:____________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:____________________________

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Galloway and Associates, General Partnership

By:__________________________
James Galloway
Its: Partner

____
Bill Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
Meredeth M. Lake

GLT Holdings, LLC

By:__________________________
Edward Marsilje
Its:

____
John E. Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
Angela M. Puetz

Joseph P. McMahon
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Hooker Family L.L.C.

By:__________________________
David S. Hooker
Its:

____
Mary Kleven

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Robert C. Magers

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
Susan Walton, as Tenants by the Entireties

____
John C. Puetz

____
Thomas Storr, Revocable Living Trust

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:__________________________

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

____
Bill Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
Meredeth M. Lake

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
John E. Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
Angela M. Puetz

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Hooker Family L.L.C.

By:________________________
David S. Hooker
Its:

____
Mary Kleven

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Robert C. Magers

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
Susan Walton, as Tenants by the Entireties

____
John C. Puetz

____
Thomas Storr, Revocable Living Trust

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

Galloway and Associates, General Partnership

By: ______________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By: ______________________
David S. Hooker
Its:

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By: ______________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Stephen E. Magers Credit Trust

By: Juliette G Magers
Trustee of the Stephen E. Magers Credit Trust

UAD 04/01/05

Diane M. Whelan, TTEE, The Diane M. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Its:

____
Kimberly Galloway, as Trustee of the Kimberly Galloway Trust

____
David S. Hooker, as Trustee of the David S. Hooker Trust u/a/d 7/28/00

The Corporation: **SALAMANDER TECHNOLOGIES, INC.**

By:______________________________
Russell Miller
Its: President and CEO

TruSec: **TRUSEC ID, INC.**

By:______________________________

Its:

UAD 04/01/05

Its:

Kimberly Galloway TTE

Diane M. Whelan, TTEE, The Diane M. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Kimberly Galloway, as Trustee of the Kimberly Galloway Trust

David S. Hooker, as Trustee of the David S. Hooker Trust u/a/d 7/28/00

The Corporation: **SALAMANDER TECHNOLOGIES, INC.**

By:____________________
Russell Miller
Its: President and CEO

TruSec: **TRUSEC ID, INC.**

By:____________________

Its:

David S. Hooker
Trustee David S. Hooker Trust

Galloway and Associates, General Partnership

By:________________________
James Galloway
Its: Partner

Hooker Family L.L.C.

By: David S. Hooker
David S. Hooker
Its: Manager

____
Bill Kleven

____
Mary Kleven

____
Michael J. Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86

____
James L. Jurries, as Trustee of the James L. Jurries Trust

____
Meredeth M. Lake

____
Robert C. Magers

GLT Holdings, LLC

By:________________________
Edward Marsilje
Its:

____
Todd N. Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99

____
John E. Walton, as Tenants by the Entireties

____
Susan Walton, as Tenants by the Entireties

____
Michael J. Whalen

____
John C. Puetz

____
Angela M. Puetz

____
Thomas Storr, Revocable Living Trust

____
Joseph P. McMahon, as Trustee of the Joseph P. McMahon Living Trust u/a/d 09/18/1996

____
Russell L. Miller

Stephen E. Magers Credit Trust

By:________________________

____
Micheal A. Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust

Diane M. Whelan, TTEE, The Diane M. Whelan Revocable Inter Vivos Trust UAD 04/01/05

Kimberly Galloway, as Trustee of the Kimberly Galloway Trust

David S. Hooker, as Trustee of the David S. Hooker Trust u/a/d 7/28/00

The Corporation: **SALAMANDER TECHNOLOGIES, INC.**

By:____________________________
Russell Miller
Its: President and CEO

TruSec: **TRUSEC ID, INC.**

By: [signature]
Jeffrey A. Hattara
Its: President and CEO December 31, 2013

SCHEDULE A

Sellers

First Name	Last Name/Entity	Series A Shares	Series B Shares	Series C Shares	Series D Shares	Total Dollars Invested	Investment Ratio
Roger A.	Andersen, Trustee of Roger A. Andersen Living Trust dated January 3, 2006	99.1	50.08			$100,000	3.11%
Bret G.	Bell, as Trustee of the Bret G. Bell Revocable Trust	198.1	100.17			$200,000	6.21%
David M.	Cassard	99.1	50.08	50.08		$150,000	4.66%
Peter C.	Cook, as Trustee of the Peter C. Cook Trust u/a/d 2/14/03	198.1	125.21	125.21	148.57	$425,000	13.20%
	Galloway and Associates, General Partnership	99.1	50.08			$100,000	3.11%
	Kimberly Galloway Trust			25.04		$25,000	.78%
	Bill & Mary Kleven			25.04		$25,000	0.78%
David S.	Hooker, as Trustee of the David S. Hooker Trust u/a/d 7/28/99	49.5	25.04	10.01		$60,000	1.86%
	Hooker Family, L.L.C.	49.5	25.04	10.01		$60,000	1.86%
Michael J.	Jandernoa, as Trustee of the Michael J. Jandernoa Trust u/a/d 8/15/86	297.2	175.29	175.29	247.62	$625,000	19.41%
James L.	Jurries, as Trustee of the James L. Jurries Trust	198.1	125.21	125.21	198.10	$450,000	13.98%
Meredeth M.	Lake	49.5	25.04			$50,000	1.55%
Robert C.	Magers	49.5	50.08	25.04		$100,000	3.11%
Stephen E.	Magers Credit Trust	49.5	25.04			$50,000	1.55%
	GLT Holdings, LLC	198.1				$100,000	3.11%
Todd N.	Taylor, as Trustee of the Todd N. Taylor Trust u/a/d 11/15/99	99.1	75.13	100.17		$225,000	6.99%
John E. & Susan	Walton, as Tenants by the Entireties	198.1	100.17			$200,000	6.21%
Michael J.	Whalen	49.5				$25,000	0.78%
John C. & Angela M.	Puetz			25.04		$25,000	0.78%
Thomas	Storr, Revocable Living Trust			100.17		$100,000	3.11%
Joseph P.	McMahon Living Trust u/a/d 09/18/1996			25.04		$25,000	0.78%
Russell L.	Miller				99.05	$50,000	1.55%
Micheal A.	Whelan, TTEE, The Micheal A. Whelan Revocable Inter Vivos Trust UAD 04/01/05				49.525	$25,000	0.775%
Diane M.	Whelan, TTEE, The Diane M. Whelan Revocable Inter Vivos Trust UAD 04/01/05				49.525	$25,000	0.775%
Total						$3,220,000	100.00%

EXHIBIT A

ASSIGNMENT OF STOCK

For good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby sells, assigns, transfers, conveys and delivers to TruSec ID, Inc., a Minnesota corporation ("Purchaser"), all right, title and interest of [____________] ([_____]) shares of Series [___] Preferred Stock of Salamander Technologies, Inc., a Michigan corporation (the "Corporation"), standing in the undersigned's name on the books of the Corporation, with full power of substitution in the premises, constituting all of the shares of the Corporation's stock owned or held by the undersigned and represented by Stock Certificate No. ____, dated __________ (the "Shares").

The undersigned hereby irrevocably constitutes and appoints Jeffrey G. York, Esq., attorney, to transfer the Shares on the records of the Corporation, with full power of substitution in the premises, in compliance with the terms and conditions contained in the Bylaws of the Corporation.

This Assignment of Stock is executed pursuant to that certain Purchase Agreement between the undersigned, Purchaser and the Corporation of even date (the "Purchase Agreement"). This Assignment of Stock is made without representation or warranty, except as provided in and by the Purchase Agreement. This Assignment of Stock is in all respects subject to the provisions of the Purchase Agreement and is not intended in any way to supersede, limit or qualify any provision of the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Assignment of Stock and caused it to be effective as of the Effective Time (as defined in the Purchase Agreement).

____
[______________]

21791046.4\133738-00001